Exhibit 10.1

FIRST AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This First Amended and Restated Investor Rights Agreement (the “Agreement”) is made and entered into as of August 22, 2003 among Vaccinex, Inc., a Delaware corporation (the “Company”), and those persons listed on Schedule A hereto.

RECITALS

The Company and certain Investors entered into an Investor Rights Agreement dated as of November 18, 2002 (the “Original Agreement”) and the Company and such certain Investors desire to amend and restate such Original Agreement in its entirety.

This Agreement is entered into in connection with certain Investors’ purchase of shares of the Company’s Series B Convertible Preferred Stock. The amendment and restatement and the execution and delivery of this Agreement are conditions precedent to such certain Investors’ obligations to purchase such shares.

The parties to the Subscription Agreement dated May 21, 2001 among the Company, Maurice Zauderer, Zauderer Family Trust, Louis Zauderer, Deepak M. Sahasrabudhe, Vaccinex (Ontario), L.P., and Trust fbo Pan Atlantic Bank & Trust Ltd and other Investors desire to terminate Section 3(c) thereof.

NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

ARTICLE I

DEFINITIONS

The following terms shall have the meanings set forth in this Article I:

“Agreement” has the meaning given such term in the paragraph first above.

“Board” means the Company’s board of directors and any duly designated committees thereof, as may be appropriate.

“Commission” means the U.S. Securities and Exchange Commission or any successor governmental agency that administers the Securities Act and the Exchange Act.

“Commission Form S-3” has the meaning specified in Section 2.1(b).

“Common Stock” means the Common Stock, par value $.0001 per share, of the Company, as constituted on the date hereof, any shares of the Company’s capital stock into which such Common Stock shall be changed, and any shares of the Company’s capital stock resulting from any reclassification of such Common Stock or recapitalization of the Company.

“Company Securities” means without limitation, Common Stock, Series A Preferred Stock, Series B Preferred Stock and any other preferred stock or capital stock of the Company and options, warrants or other rights to subscribe for or purchase Common Stock, Series A Preferred Stock, Series B Preferred Stock or any other preferred stock or capital stock of the Company and notes or other obligations that are directly or indirectly, exercisable for, convertible into or exchangeable for Common Stock, Series A Preferred Stock, Series B Preferred Stock or any other preferred stock or capital stock of the Company.

“Conversion Stock” means Common Stock issued or issuable upon the conversion of shares of the Company’s Series A Preferred Stock and the Company’s Series B Preferred Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated from time to time thereunder, all as the same shall be in effect at the time.

“Family Member” means, as applied to any individual, such individual’s spouse, children (including stepchildren or adopted children), grandchildren, parents or siblings thereof, and any trust or other estate planning vehicle created for the primary benefit of any one or more of them.

“Founders” means, collectively, Dr. Maurice Zauderer and Dr. Deepak Sahasrabudhe and a “Founder” means either one of them.

“Founder Stock” means the Common Stock held by each of the Founders, Vaccinex (Ontario), L.P. and the Zauderer Family Trust.

“Fully Diluted Basis” means at any time the sum of (x) the number of issued and outstanding shares of Common Stock at such time, whether or not vested, plus (y) the total number of shares of Common Stock, whether or not vested, issuable upon the exercise, exchange or conversion of all Company Securities issued and outstanding at such time whether or not such Company Securities are exercisable, convertible or exchangeable at such time.

“Holders” means, collectively, the Investors, the Series A Holders, the Founders and any common stockholder identified in Schedule A, and “Holder” means any one of them.

“Incidental Registration” has the meaning specified in Section 2.2.

“Incidental Registration Cutback” has the meaning specified in Section 2.2(b) of this Agreement.

“Indemnified Parties” has the meaning specified in Section 5.1 of this Agreement.

“Indemnifying Party” has the meaning specified in Section 5.1 of this Agreement.

“Investors” means (i) the Persons designated as such on Schedule A hereto and (ii) any other Person holding Registrable Securities to whom any such Person so designated assigns the registration rights contemplated hereby pursuant to Article VII of this Agreement and in the case of (i) or (ii) provided such Person signs a counterpart to this Agreement.

“Majority Preferred Stock Holders” means at any time the holders of a majority of the Series A Registrable Securities and Series B Registrable Securities determined on a Fully Diluted Basis.

“Majority Investors” means at any time the holders of a majority of the Registrable Securities held by all of the Investors determined on a Fully Diluted Basis.

“New Securities” means all Company Securities issued after the date of this Agreement, except for: (i) Company Securities offered pursuant to a Qualified Public Offering; (ii) Company Securities issued to non-affiliates of the Company in consideration of the acquisition of another Person or business by the Company by merger, consolidation, amalgamation, exchange of shares, the purchase of substantially all of the assets or otherwise; (iii) Company Securities issued to any members of the Board or employees of the Company or other providers of services to the Company pursuant to any incentive stock plan or other form of incentive compensation approved by the Board and Company Securities issued upon the exercise of any such Company Securities, provided that the per share exercise price or per share purchase price, as the case may be, of such Company Securities is not less than the fair market value of a share of such Company Securities at the time of grant or issue of such Company Securities, as the case may be, as determined by the Board in its sole discretion; (iv) Company Securities issued to the Company’s stockholders upon any stock split, stock dividend, combination or other similar event with respect to the Common Stock; (v) Company Securities issued as so-called equity kickers as part of an offering of debt securities by the Company, provided that, in the good faith judgment of the Board, such Company Securities are not the principal pricing feature of such debt offering; (vi) Company Securities issued pursuant to any Subscription Agreement and Company Securities issued upon conversion of such Company Securities; (vii) shares of Company Securities issued to non-affiliates of the Company in conjunction with joint ventures, strategic partnerships or licenses; (viii) Company Securities issuable upon conversion or exercise of any Company Securities outstanding as of the date of this Agreement; and (ix) Company Securities issued subsequent to the date of this Agreement in compliance with Article VII of this Agreement.

“Person” shall mean an individual, partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization and any government, governmental department or agency or political subdivision thereof.

“Preferred Stock Holders” means Holders who hold Series A Registrable Securities or Series B Registrable Securities, and “Preferred Stock Holder” means any one of them.

“Qualified Holder” means an Preferred Stock Holder, as the case may be, that can establish to the Company’s satisfaction that such Preferred Stock Holder, as the case may be, is at the time of both the offer and issuance of New Securities an “accredited investor” within the meaning of Rule 501 of the Securities Act and otherwise possesses qualifications such that the Company may offer and issue New Securities to such Preferred Stock Holder, as the case may be, in compliance with an available exemption from the registration requirements pertaining thereto under the Securities Act and other federal, state and foreign securities laws and regulations.

“Qualified Public Offering” means an underwritten offering by the Company of its Common Stock to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any similar federal statute then in force, (other than an offering of shares being issued as consideration in a business acquisition or combination or an offering in connection with an employee benefit plan) (A) resulting in at least $15,000,000 of proceeds to the Company, before underwriting discounts and commissions and offering expenses, (B) reflecting a gross offering price per share of Common Stock (as equitably adjusted to reflect any stock split, stock dividend, combination, reorganization, recapitalization, reclassification or other similar event involving Common Stock) of not less than an amount equal to the then current Series B Conversion Price (as defined in the Company’s Certificate of Incorporation) multiplied by two (2), and (C) after giving effect to which the Company’s Common Stock is listed on a U.S. national securities exchange or admitted for quotation on the Nasdaq National Market or a successor thereto.

“Registrable Securities” means the following (in each case as adjusted for stock splits, recapitalizations and other similar events): (i) the Conversion Stock; (ii) any Common Stock or other securities issued or issuable with respect to the Conversion Stock pursuant to any stock split, stock dividend, recapitalization, or similar event; (iii) any Common Stock held by the Preferred Stock Holders; (iv) any Founder Stock; (v) securities issued in replacement or exchange of any of the securities issued in clauses (i), (ii), (iii) or (iv) above; provided, however, that any and all shares described in clauses (i)-(v) above shall cease to be Registrable Securities upon any sale pursuant to a registration statement under the Securities Act, Section 4(1) of the Securities Act or Rule 144 promulgated under the Securities Act, or any sale, transfer or assignment in any manner to any Person who is not entitled to the rights provided by this Agreement, provided, however, Registrable Securities shall cease to be Registrable Securities with respect to a Holder, when such Holder is eligible to sell or transfer free of restrictive legends all of such Holder’s Registrable Securities pursuant to Rule 144(k) promulgated under the Securities Act in any three month period taking into account any applicable aggregation rules pursuant to Rule 144(e).

“Registration Expenses” means all expenses incident to the Company’s performance of or compliance with this Agreement in connection with each Requested Registration or Incidental Registration, including, without limitation, all registration, filing, listing and National Association of Securities Dealers, Inc. (“NASD”) fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, all messenger and delivery expenses, any transfer taxes, the fees and expenses of the Company’s legal counsel and independent public accountants, the reasonable fees and disbursements of one counsel for all Holders participating in each such registration, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities; provided, however, that Registration Expenses shall not include underwriting discounts and commissions.

“Requested Registration” has the meaning specified in Section 2.1(b) of this Agreement.

“Requested Registration Cutback” has the meaning specified in Section 2.1(c) of this Agreement.

“S-1 Registration” has the meaning specified in Section 2.1(a) of this Agreement.

“S-1 Registration Notice” has the meaning specified in Section 2.1(a) of this Agreement.

“S-1 Registration Request” has the meaning specified in Section 2.1(a) of this Agreement.

“S-3 Registration” has the meaning specified in Section 2.1(b) of this Agreement.

“S-3 Registration Notice” has the meaning specified in Section 2.1(b) of this Agreement.

“S-3 Registration Request” has the meaning specified in Section 2.1(b) of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated from time to time thereunder, all as the same shall be in effect at the time.

“Series A Holders” means the holders of Series A Registrable Securities.

“Series A Preferred Stock” means the Company’s Series A Convertible Preferred Stock, par value $.001 per share.

“Series A Registrable Securities” the following (in each case as adjusted for stock splits, recapitalizations and other similar events): (i) the Conversion Stock received by the Preferred Stock Holders upon conversion of the Series A Preferred Stock held by such Preferred Stock Holders; (ii) any Common Stock or other securities issued or issuable with respect to such Conversion Stock pursuant to any stock split, stock dividend, recapitalization, or similar event; (iii) securities issued in replacement or exchange of any of the securities issued in clauses (i) or (ii) above; provided, however, that any and all shares described in clauses (i)-(iii) above shall cease to be Series A Registrable Securities upon any sale pursuant to a registration statement under the Securities Act, Section 4(1) of the Securities Act or Rule 144 promulgated under the Securities Act, or any sale, transfer or assignment in any manner to any Person who is not entitled to the rights provided by this Agreement, provided, however, Series A Registrable Securities shall cease to be Series A Registrable Securities with respect to a Preferred Stock Holder, when such Preferred Stock Holder is eligible to sell or transfer free of restrictive legends all of such Preferred Stock Holder’s Series A Registrable Securities pursuant to Rule 144(k) promulgated under the Securities Act in any three month period taking into account any applicable aggregation rules pursuant to Rule 144(e).

“Series B Preferred Stock” means the Company’s Series B Convertible Preferred Stock, par value $.001 per share.

“Series B Registrable Securities” the following (in each case as adjusted for stock splits, recapitalizations and other similar events): (i) the Conversion Stock received by the Preferred Stock Holders upon conversion of the Series B Preferred Stock held by such Preferred Stock Holders; (ii) any Common Stock or other securities issued or issuable with respect to such Conversion Stock pursuant to any stock split, stock dividend, recapitalization, or similar event; and (iii) securities issued in replacement or exchange of any of the securities issued in clauses (i) or (ii) above; provided, however, that any and all shares described in clauses (i)-(iii) above shall cease to be Series B Registrable Securities upon any sale pursuant to a registration statement under the Securities Act, Section 4(1) of the Securities Act or Rule 144 promulgated under the Securities Act, or any sale, transfer or assignment in any manner to any Person who is not entitled to the rights provided by this Agreement, provided, however, Series B Registrable Securities shall cease to be Series B Registrable Securities with respect to a Preferred Stock Holder, when such Preferred Stock Holder is eligible to sell or transfer free of restrictive legends all of such Preferred Stock Holder’s Series B Registrable Securities pursuant to Rule 144(k) promulgated under the Securities Act in any three month period taking into account any applicable aggregation rules pursuant to Rule 144(e).

“Subscription Agreement” means any subscription agreement executed and delivered to the Company by an Investor and accepted and executed by the Company in connection with (a) the Company’s Confidential Private Placement Memorandum dated August 31, 2002 (as may be amended, restated or supplemented from time to time by the Company), (b) the Company’s Confidential Private Placement Memorandum dated March 28, 2003 (as may be amended, restated or supplemented from time to time by the Company) or (c) any other similar Company confidential private placement memoranda distributed by the Company in connection with the sale and issuance of Series B Preferred Stock for a per share purchase price of $2.15.

“Underwriter’s Maximum Number” has the meaning specified in Section 2.1(c) of this Agreement.

In addition, all references to “dollars” and “$” shall be deemed to refer to the lawful currency of the United States of America.

ARTICLE II

REGISTRATIONS

SECTION 2.1    Requested Registrations.

(a) Registrations on Form S-1.

(i) Request for S-1 Registration. Subject to Section 2.1(a)(ii), if at any time after one hundred eighty (180) days following the effective date of the Company’s initial public offering of equity securities, the Company shall receive a written request from the Majority Preferred Stock Holders (a “S-1 Registration Request”) that the Company effect the registration under the Securities Act of all or any portion of the Registrable Securities (an “S-1 Registration”), then the Company shall (x) promptly, and in any event within ten (10) days, give written notice of the proposed registration to all other Preferred Stock Holders (“S-1 Registration Notice”), and (y) use its best efforts to effect the registration under the Securities Act of the Registrable Securities that the Company has been so requested to register on behalf of the Majority Preferred Stock Holder(s) and any Preferred Stock Holder joining in such request (as is specified in a written request by each such Preferred Stock Holder received by the Company within twenty (20) days after delivery of the S-1 Registration Notice) in accordance herewith within sixty (60) days after the receipt of the S-1 Registration Request. Subject to Section 2.1(c), the Company may include in such S-1 Registration other securities of the Company for sale, for the Company’s account or for the account of any other person.

(ii) Limitations on S-1 Registrations.

(1) Offering Price Limitation. The Company shall not be obligated to effect an S-1 Registration pursuant to this Section 2.1(a) unless the anticipated aggregate offering price of the Registrable Securities to be sold pursuant thereto is at least $10,000,000;

(2) Limitation on the Number of S-1 Registrations. The Company shall not be obligated to effect more than one (1) S-1 Registration hereunder, provided each such registration has been declared or ordered and kept effective for the time period indicated in Article III(a)(iii) below, and provided further that no S-I Registration shall count against the limit set forth in this Section 2(a)(ii)(2) unless, following the Requested Registration Cutback (as defined in Section 2.1(c)), the Preferred Stock Holders submitting the S-1 Registration Request and joining in the S-1 Registration Request are able to register at least fifty percent (50%) of the aggregate number of Registrable Securities included in the S-1 Registration Request and the subsequent requests by Preferred Stock Holders to join such S-1 Registration Request.

(3) Alternative S-3 Registration. The Company shall, if permitted by law, effect any registration requested under Section 2.1(a) by the filing of a registration statement on Commission Form S-3 pursuant to Section 2.1(b).

(4) Recent Registration Limitation. If the Company has effected a Requested Registration within the preceding one hundred eighty (180) days and such registration has been declared or ordered effective, the Company shall have the right to defer such Requested Registration for a period of not more than ninety (90) days after receipt of the request of the Preferred Stock Holders, provided that such right to delay a Requested Registration shall be exercised by the Company not more than once in any twelve (12) month period.

(5) Delay Limitation. If the Company shall furnish to the Majority Preferred Stock Holders requesting the S-1 Registration, a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board such registration at the time requested would be detrimental to the Company and its stockholders, the Company shall have the right to defer such requested registration for a period of not more than ninety (90) days after receipt of the request of the Majority Preferred Stock Holders, provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period.

(6) Simultaneous Company Registration Limitation. During the period starting with the date of the filing of, and ending on a date one hundred eighty (180) days following the effective date of, a Company-initiated registration on Form S-1 pertaining to the initial Qualified Public Offering of securities of the Company, the Company shall not be obligated to effect a registration under this Section 2.1 unless otherwise consented to by the underwriter of such offering and only if the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become and remain effective.

(7) Termination. The right to request an S-1 Registration shall terminate on the third anniversary of the Company’s initial Qualified Public Offering.

(b) Registrations on Form S-3.

(i) Request for S-3 Registration. Subject to Section 2.2(b)(ii), if at any time after the Company is a registrant entitled to file a registration statement on Form S-3 or any successor or similar short-form registration statement promulgated by the Commission (collectively, “Commission Form S-3”), the Company shall receive a written request from the Majority Preferred Stock Holders (an “S-3 Registration Request”) that the Company effect the registration under the Securities Act of all or part of the Registrable Securities (an “S-3 Registration”, and together with S-1 Registration, a “Requested Registration”), then the Company shall (x) promptly, and in any event within ten (10) days, give written notice of the proposed registration to all other Preferred Stock Holders (an “S-3 Registration Notice”), and (y) use its best efforts to effect the registration under the Securities Act of the Registrable Securities that the Company has been so requested to register on behalf of the requesting Majority Preferred Stock Holder(s) and any Preferred Stock Holder joining in such request (as is specified in a written request by each such Preferred Stock Holder received by the Company within fifteen (15) days after delivery of the S-3 Registration Notice) in accordance herewith within thirty (30) days after receipt of the S-3 Registration Request. Subject to Section 2.1(c), the Company may include in such S-3 Registration other securities of the Company for sale, for the Company’s account or for the account of any other person.

As an alternative to filing a series of registration statements on Commission Form S-3, the Company may fulfill its obligations under this Section 2.1(b) by filing and causing to be declared effective under Rule 415 one registration statement on Form S-3 covering all of the Registrable Securities.

(ii) Limitations on S-3 Registrations.

(1) Offering Price Limitation. The Company shall not be obligated to effect an S-3 Registration pursuant to this Section 2.1(b) unless the anticipated aggregate offering price of the Registrable Securities to be sold pursuant thereto is at least $5,000,000.

(2) Limitation on the Number of S-3 Registrations. The Company must effect an unlimited number of S-3 Registrations pursuant to this Section 2.1(b).

(3) Multiple Simultaneous S-3 Limitation. The Company shall not be obligated to keep effective at any one time more than three Commission Form 5-3 registration statements in accordance with this Section 2.1(b), and if the Company is requested to effect an additional S-3 Registration at a time when it is keeping three such registration statements effective, it may delay effecting such S-3 Registration until it is no longer required in accordance with Article III(a)(iii) to keep effective one (or more) of the then effective Commission Form S-3 registration statements.

(4) Recent Registration Limitation. The Company shall not be obligated to effect an S-3 Registration pursuant to this Section 2.1(b) if the Company has effected a Requested Registration within the preceding one hundred eighty (180) days, and such registration has been declared or ordered effective.

(5) Delay Limitation. If the Company shall furnish to the Majority Preferred Stock Holders requesting the S-3 Registration a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board such registration at the time requested would be detrimental to the Company and its stockholders for such S-3 Registration to be effected at such time, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Majority Preferred Stock Holders, provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12)-month period.

(6) Termination. The rights to request a S-3 Registration shall terminate on the third anniversary of the Company’s initial Qualified Public Offering.

(c) Priority in Registration. If a Requested Registration is an underwritten offering, and the managing underwriters shall give written advice to the Majority Preferred Stock Holders and the Company that, in their opinion, market conditions dictate that no more than a specified maximum number of securities (the “Underwriter’s Maximum Number”) could successfully be included in such registration within a price range acceptable to the Majority Preferred Stock Holders initiating the Requested Registration, then the Company shall be required to include in such registration only such number of securities as is equal to the Underwriter’s Maximum Number (“Requested Registration Cutback”) and the Company and the Preferred Stock Holders will participate in such offering in the following order of priority:

(i) First, there shall be included in such registration that number of Series B Registrable Securities that the Preferred Stock Holders shall have requested to be included in such offering and that does not exceed the Underwriter’s Maximum Number;

(ii) Second, there shall be included in such registration that number of Series A Registrable Securities that the Preferred Stock Holders shall have requested to be included in such offering and that does not exceed the Underwriter’s Maximum Number;

(iii) Third, the Company shall be entitled to include in such registration that number of securities that it proposes to offer and sell for its own account to the full extent of the remaining portion of the Underwriter’s Maximum Number; and

(iv) Fourth, to the extent not inconsistent with any registration rights hereafter granted by the Company to holders of Company securities, the Preferred Stock Holders shall be entitled to include in such registration that number of shares of other Registrable Securities that the Preferred Stock Holders shall have requested to be included in such registration to the full extent of the remaining portion of the Underwriter’s Maximum Number.

In the event that a Requested Registration Cutback results in less than all of the securities of a particular category (e.g., Series B Registrable Securities of Preferred Stock Holders or securities of the Company) that are requested to be included in such registration actually being included in such registration, then the number of securities of such category that will be included in such registration shall be shared pro rata among all of the holders of securities of such category that were requested to be included in such registration based on the number of shares of Common Stock held by each such holder of securities of such category, calculated on an as-converted to Common Stock basis.

SECTION 2.2    Incidental Registrations.

(a) Incidental Registration. Except with respect to a Company-initiated registration to effect its initial Qualified Public Offering, if the Company for itself or any of its security holders shall at any time or times after the date hereof undertake to register (including a Requested Registration pursuant to Section 2.1) under the Securities Act any shares of its capital stock or other securities (other than (i) the registration of an offer, sale or other disposition of securities solely to employees of, or other persons providing services to, the Company, or any subsidiary pursuant to an employee or similar benefit plan or (ii) relating to a merger, acquisition or other transaction of the type described in Rule 145 under the Securities Act or a comparable or successor rule, registered on Form S-4 or similar or successor forms promulgated by the Commission), on each such occasion the Company will notify each Holder of such determination or request at least thirty (30) days prior to the filing of such registration statement, and upon the request of any Holder given in writing within twenty (20) days after the receipt of such notice, subject to Section 2.2(b), the Company shall use its best efforts as soon as practicable thereafter to cause any of the Registrable Securities specified by any such Holder to be included in such registration statement to the extent such registration is permissible under the Securities Act and subject to the conditions of the Securities Act (an “Incidental Registration”). If a Holder decides not to include all of its Registrable Securities in any Incidental Registration filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Incidental Registration as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. The Company shall have the right to terminate or withdraw any Incidental Registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.3.

(b) Priority in Registration. If an Incidental Registration is an underwritten offering, and the managing underwriters shall give written advice to the Holders and the Company that, in their opinion, market conditions dictate that no more than the Underwriter’s Maximum Number could successfully be included in such registration, then the Company shall be required to include in such registration only such number of securities as is equal to the Underwriter’s Maximum Number (“Incidental Registration Cutback”) and the Company and the Holders will participate in such offering in the following order of priority:

(i) First, the Company shall be entitled to include in such registration that number of securities that the Company proposes to offer and sell for its own account in such registration and that does not exceed the Underwriter’s Maximum Number; and

(ii) Second, the Company will be obligated and required to include in such registration that number of Registrable Securities that the Holders shall have requested to be included in such offering to the full extent of the remaining portion of the Underwriter’s Maximum Number.

In the event that an Incidental Registration Cutback results in less than all of the securities of a particular category (e.g., securities of the Company or Registrable Securities of the Holders) that are requested to be included in such registration to actually be included in such registration, then the number of securities of such category that will be included in such registration shall be shared pro rata among all of the holders of securities of such category that were requested to be included in such registration based on the number of shares of Common Stock held by each such holder of securities of such category, calculated on an as converted to Common Stock basis.

SECTION 2.3    Registration Expenses.    The Company shall pay all Registration Expenses incurred in connection with all Incidental Registrations and all Requested Registrations effected in accordance with this Article II. Notwithstanding the foregoing, the Company shall not be required to pay for any Registration Expenses of any registration proceeding begun pursuant to Section 2.1 if a registration request initiated by the Majority Preferred Stock Holders under Section 2.1(a) or 2.1(b) is subsequently withdrawn at the request of the Preferred Stock Holders of a majority of the Registrable Securities to be registered (in which case all participating Preferred Stock Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be registered in the withdrawn registration) unless the Preferred Stock Holders of a majority of the Registrable Securities to be registered elect in writing to treat such withdrawn registration as an effective registration for purposes of the limitation on the number of permissible Requested Registrations, provided, however, that if at the time of such withdrawal, the Preferred Stock Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Preferred Stock Holders at the time of their request and they have withdrawn the request with reasonable promptness following the Preferred Stock Holders having learned of such material adverse change, then the Preferred Stock Holders shall not be required to pay any of such Registration Expenses and such withdrawn registration shall not be considered to have become effective for purposes of any limitation on the number of permissible Requested Registrations.

SECTION 2.4    Effective Registration Statement.    A Requested Registration or an Incidental Registration effected pursuant to Section 2.1 or Section 2.2, respectively, shall not be deemed to have been effected unless the registration statement filed with respect thereto in accordance with the Securities Act has become effective with the Commission and kept effective in accordance with the provisions of Article III(a)(iii) below. Notwithstanding the foregoing, a registration statement will not be deemed to have become effective if (a) after it has become effective with the Commission, such registration is made subject to any stop order, injunction, or other order or requirement of the Commission or other governmental agency or any court proceeding for any reason other than a misrepresentation or omission by any Holder (in their respective capacities as “Holders” hereunder and not in any capacity as an officer or director of the Company), or (b) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than solely by reason of some act or omission by any Holder their respective capacities as “Holders” hereunder and not in any capacity as an officer or director of the Company).

SECTION 2.5    Jurisdictional Limitations.    Notwithstanding anything in this Agreement to the contrary, the Company shall not be obligated to take any action to effect registration, qualification or compliance with respect to its Registrable Securities:

(a) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process unless the Company is already subject to service in such jurisdiction and except as required by the Securities Act;

(b) That would require it to qualify generally to do business in any jurisdiction in which it is not already so qualified or obligated to qualify; or

(c) That would subject it to taxation in a jurisdiction in which it is not already subject generally to taxation.

ARTICLE III

REGISTRATION PROCEDURES

(a) Company Obligations. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Article II, the Company, as expeditiously as possible and subject to the terms and conditions of Article II, will do the following:

(i) Prepare and file with the Commission the requisite registration statement to effect such registration and use its diligent efforts to cause such registration statement to become and remain effective for the period set forth in Article III(a)(iii) below;

(ii) Permit any Holder of Registrable Securities to be sold under such registration statement who, in the reasonable judgment of the Company’s counsel, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration statement (including making available for inspection by any such Person and any attorney, accountant or other agent retained by such Person, all financial and other records, pertinent corporate documents and all other information reasonably requested in connection therewith) and give to the Holders of Registrable Securities to be sold under such registration statement, the underwriters, if any, and their respective counsel and accountants, advance draft copies of such registration statement, each prospectus included therein or filed with the Commission at least five (5) business days prior to the filing thereof with the Commission, and any amendments and supplements thereto promptly as they become available, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders and such underwriters’ respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act;

(iii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of one hundred eighty (180) days after such registration statement becomes effective (such period of one hundred eighty (180) days to be extended one day for each day or portion thereof during such period that such registration statement shall be subject to any stop order suspending the effectiveness of the registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction);

(iv) Furnish to the Holders of Registrable Securities to be sold under such registration statement without charge to the Holders, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the purchaser or any Holder of Registrable Securities to be sold under such registration statement may reasonably request;

(v) Use its best efforts to register or qualify all Registrable Securities covered by such registration statement under such other United States state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities to be sold under such registration statement shall reasonably request, to keep such registration or qualification in effect for the time period set forth in Article III(a)(iii) hereof, and take any other action that may be reasonably necessary or advisable to enable the Holders of Registrable Securities to be sold under such registration statement to sell Registrable Securities in such jurisdictions;

(vi) Use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other United States state governmental agencies or authorities as may be necessary to enable the Holders of Registrable Securities to be sold under such registration statement to sell Registrable Securities as intended by such registration statement;

(vii) In the event of the issuance of any stop order suspending the effectiveness of the registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

(viii) Use its best efforts to furnish to the Holders of Registrable Securities included in such registration statement:

(1) An opinion, dated the effective date of the registration statement, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holders of Registrable Securities included in such registration statement making such request, stating that such registration statement has become effective under the Securities Act and that:

(A)	To the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;

(B)	The registration statement, the related prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements and related schedules contained therein);

(C)	To the knowledge of such counsel, as of the effective date, neither the registration statement, the prospectus, nor any amendment or supplement thereto (other than the financial statements and related schedules therein), contains any untrue statement of a material fact or omits a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(D)	The descriptions in the registration statement or the prospectus, or any amendment or supplement thereto, of the securities to be registered, insofar as such description purports to constitute a summary of the terms of the securities to be registered, and the description of the underwriting, insofar as such description purports to describe the provisions of the laws and documents, which have been provided to counsel, directly pertaining to the underwriting are accurate and fairly present the information required to be shown; and

(E)	Except as disclosed in the registration statement or other public filing made by the Company with the Commission, such counsel does not know of any pending legal or governmental proceedings to which the Company is a party or of which any property of the Company is the subject that, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the then-correct or future consolidated financial position, stockholders’ equity or results of operation of the Company, nor of any contracts or documents or instruments of a character required to be described in the registration statement or prospectus, or any amendment or supplement thereto or to be filed as exhibits to the registration statement that are not described and filed as required (such opinion of counsel shall additionally cover such legal matters with respect to the registration in respect of which such opinion is being given as the majority of the Holders of Registrable Securities included in such registration statement may reasonably request and may contain such qualifications and limitations as are customarily included in opinions of such sort); and

(2) A letter, dated the effective date of the registration statement, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Holders of Registrable Securities included in such registration statement making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act (such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Investors may reasonably request);

(ix) Immediately notify the Holders of Registrable Securities included in such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of its becoming aware of any event as result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of such Holders promptly prepare and furnish to such Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(x) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(xi) Provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

(xii) Use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which the same class of securities issued by the Company are then listed.

(b) Holder Obligations.

(i) The Company may require each Holder of Registrable Securities to be sold under such registration statement to furnish the Company with such information as it may reasonably request in writing (I) regarding such Holder’s proposed distribution of such securities and (2) as required in connection with any registration (including an amendment to a registration statement or prospectus), qualification or compliance referred to in this Article III.

(ii) Each Holder, by execution of this Agreement, agrees (1) that upon receipt of any notice from the Company, or upon such Holder’s otherwise becoming aware, of the happening of any event of the kind described in subdivision (a)(ix) of this Article III, such Holder will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the receipt by such Holder of the copies of the supplemented or amended prospectus contemplated by subdivision (a)(ix) of this Article III and, if so directed by the Company, will deliver to the Company all copies other than permanent file copies, then in possession of the Holders of the prospectus relating to such Registrable Securities current at the time of receipt of such notice and (2) that it will immediately notify the Company, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished in writing by such Holder to the Company specifically for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In the event the Company or any such Holder shall give any such notice, the period referred to in subdivision (a)(iii) of this Article III shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to subdivision (a)(ix) of this Article III to and including the date when such Holder shall have received the copies of the supplemented or amended prospectus contemplated by subdivision (a)(ix) of this Article III.

ARTICLE IV

UNDERWRITTEN OFFERINGS

SECTION 4.1    Underwritten Offerings.

(a) Underwritten Offering. In connection with any underwritten offering pursuant to a registration requested under Section 2.1, the Company will enter into an underwriting agreement (and any other customary agreements) with the underwriters for such offering, such agreement to be in form and substance reasonably satisfactory to the Majority Preferred Stock Holders and such underwriters in their reasonable judgment and to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 5.1. Each Preferred Stock Holder participating in such underwritten offering shall be a party to such underwriting agreement and may, at such Preferred Stock Holder’s option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of each such Preferred Stock Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Preferred Stock Holder. No Preferred Stock Holder participating in any such underwritten offering shall be required by the provisions hereof to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Preferred Stock Holder and its intended method of distribution and any other representation required by law.

(b) Selection of Underwriters. If a Requested Registration pursuant to Section 2.1 involves an underwritten offering, then the Company shall select the underwriter from underwriting firms of national reputation, subject to the reasonable approval of the Majority Preferred Stock Holders.

SECTION 4.2    Holdback Agreements.

(a) Each Holder agrees, if so requested by the managing underwriter in each underwritten registration of the Company’s capital stock or other securities described in Article II in a writing referencing this Section 4.2(a), not to effect (except as part of such underwritten registration in accordance with the provisions hereof or pursuant to a transaction exempt from registration (other than under Rule 144 or Rule 145 of the Securities Act)) any sale, distribution, short sale, loan, grant of options for the purchase of, or otherwise dispose of, any Registrable Securities for such period as such managing underwriter requests, such period in no event to commence earlier than seven (7) days prior to, or to end more than 180 days after, the effective date of such registration. In addition, each Holder agrees to execute and deliver to any managing underwriter (or, in the case of any offering that is not underwritten, an investment banker) in connection with a registration of Registrable Securities under the Securities Act in which such Holder participates (pursuant to Article II hereof) any lock-up letter reasonably requested of such Holder by such managing underwriter. Each Holder further agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce the provisions of this Section 4.2(a). The foregoing restrictions shall be conditioned on each officer, director of the Company and holder of one percent or more of the Company’s Common Stock or securities convertible or exchangeable for one percent or more of its Common Stock (determined in all instances on a fully diluted basis) being bound by substantially the same restrictions (and, in any event, no less onerous) as are set forth above.

ARTICLE V

INDEMNIFICATION AND CONTRIBUTION

SECTION 5.1    Indemnification.

(a) Indemnification by the Company. In the event of any registration under the Securities Act pursuant to Article II of any Registrable Securities covered by such registration, the Company will, to the extent permitted by law, and hereby does, indemnify and hold harmless each Holder of Registrable Securities to be sold under such registration statement, each such Holder’s legal counsel and independent accountants, each other person who participates as an underwriter in the offering or sale of such securities (if so required by such underwriter as a condition to including the Registrable Securities of the Holders in such registration) and each other person, if any, who controls any such Holder or any such underwriter within the meaning of the Securities Act (collectively, the “Indemnified Parties”), against any losses, claims, damages or liabilities, joint or several, to which the Holders of Registrable Securities to be sold under such registration statement or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or any document incorporated therein by reference, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, or arise out of any violation by the Company of any rule or regulation promulgated under the Securities Act or state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company will reimburse the Indemnified Parties for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the indemnity agreement contained in this Section 5.1(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided, further, however that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company in writing by any Indemnified Party specifically for use therein.

(b) Indemnification by the Holders. As a condition to including any Registrable Securities of any person or entity in any registration statement filed pursuant to Article II, each Holder, to the extent permitted by law, hereby agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 5.1) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if, and only if, such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished specifically for use therein to the Company directly by such person or entity specifically for use therein; provided, however, that the obligation of any Holder hereunder shall be limited to an amount equal to the gross proceeds received by such Holder upon the sale of Registrable Securities sold in the offering covered by such registration.

(c) Notices of Claims, etc. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 5.1, such Indemnified Party will, if a claim in respect thereof is to be made against a party required to provide indemnification (an “Indemnifying Party”), give written notice to the latter of the commencement of such action, provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligation under the preceding subdivisions of this Section 5.1, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified and indemnifying parties may exist in respect of such claim, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 5.1 (with appropriate modifications) shall be given by the Company and each holder of Registrable Securities included in any registration statement to each other and any underwriter, as applicable, with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

(e) Indemnification Payment. The indemnification required by this Section 5.1 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

(f) Survival of Obligations. The obligations of the Company and of the Holders under this Section 5.1 and Section 5.2 shall survive the completion of any offering of Registrable Securities under this Agreement.

SECTION 5.2    Contribution.    If the indemnification provided for in Section 5.1 is unavailable or insufficient to hold harmless an Indemnified Party, then each Indemnifying Party shall contribute to the amount paid or payable to such Indemnified Party as a result of the losses, claims, damages or liabilities referred to in Section 5.1 an amount or additional amount, as the case may be, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or parties, on the one hand, and the Indemnified Party, on the other, in connection with the statements or omissions which resulted in such losses, claims, demands or liabilities as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or parties, on the one hand, or the Indemnified Party, on the other, and the parties’ relative, intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid to an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 5.2 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this Article V. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

ARTICLE VI

COMPANY COVENANTS

SECTION 6.1    Covenants Relating to Rule 144; Reports Under The Exchange Act.    With a view to (a) making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration after such time as a public market exists for the Common Stock of the Company or (b) causing the Company to be and remain eligible to file a registration on Commission Form S-3, the Company agrees to do the following:

(a) To make and keep public information available in accordance with Rule 144 under the Securities Act at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) To take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Commission Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c) To use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, as amended (at any time after it has become subject to such reporting requirements);

(d) So long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements) and a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as an Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing an Holder to sell any such securities without registration; and

(e) The Company shall use its best efforts to take any action necessary to maintain its eligibility to utilize Commission Form S-3 to permit resales as requested by the Holders with respect to “Transactions Involving Secondary Offerings” as described in General Instruction I.B.3 of Commission Form S-3.

SECTION 6.2    Other Registration Rights.    The Company represents and warrants that it has not granted any registration rights to any Person other than established by this Agreement.

SECTION 6.3    Public Offerings in Canada.

(a) As used in this Section 6.3, (i) “Canadian IPO” means the initial offering pursuant to which Registrable Securities are distributed by prospectus under the laws of any Canadian province or any other transaction following which the Company or any successor becomes a reporting issuer in any Canadian province; and (ii) “Canadian Law” means the Securities Act (Ontario) and the regulations, rules, orders and policies promulgated thereunder and the similar legislation, regulations, rules, orders and policies of any other Canadian province or territory applicable to the Company.

(b) At any time and from time to time after the closing of a Canadian IPO, in lieu of or in conjunction with any registration under the Securities Act as provided in Article II, the Company shall, upon and in the manner and to the extent requested in writing by a Holder, to the extent that the Holder in good faith determines that the sale of its Registrable Securities by any other method would not be permitted by Canadian Law then in effect other than on a prospectus exempt or a control block notice (being notice under Subsection 2.8 (4) of Multilateral Instrument 45-102—Resale of Securities or its equivalent) basis, file a preliminary prospectus with one or more Canadian securities regulatory authorities and use its best efforts to obtain a receipt for a (final) prospectus from such Canadian securities regulatory authorities to qualify for distribution in any province of Canada (a “Canadian Offering”) Registrable Securities for which registration has been or could have been requested by Holders under Article II (had the Canadian IPO constituted an initial public offering for the purposes of such Article), in which case such Canadian Offering shall count together with the concurrent registration under the Securities Act (if any) as one registration for purposes of Article II.

(c) If at any time after the closing of a Canadian IPO the Company proposes or is required to effect (i) a Canadian Offering of its equity securities; or (ii) a distribution of securities which are exercisable into or exchangeable for equity securities, then each Holder shall be entitled, subject to applicable Canadian Law, to participate in such Canadian Offering or distribution to the same extent and on the same terms and conditions as it would have been entitled to participate in a registration pursuant to Section 2.2 hereof.

(d) With respect to the Holders’ participation in any Canadian Offering or distribution pursuant to this Section 6.3, the provisions of Article II and other terms of this Agreement respectively applicable thereto shall apply, mutatis mutandis, to such Canadian Offering or distribution (for example, and without limitation, the same relative priorities under Sections 2.1(c) and 2.2 (b) shall apply to the Canadian Offering or distribution as to the corresponding registration in the United States, and the Holders shall not participate to any greater proportionate extent in the Canadian Offering or distribution than its participation in the corresponding registration in the United States), except that the Company need only file a preliminary prospectus within sixty (60) days of a S-1 Registration Notice, and the Company will comply with any other Canadian requirements customarily complied with in respect of such distributions in Canada.

ARTICLE VII

PREEMPTIVE RIGHTS

SECTION 7.1    Preemptive Rights.    The Company shall only issue New Securities in accordance with the following terms:

(a) The Company shall not issue any New Securities unless it first delivers to each Preferred Stock Holder who is a Qualified Holder then having rights under this Section (each such Person being referred to in this Article VII as a “Purchaser”) a written notice (the “Notice of Proposed Issuance”) specifying the type and total number of such New Securities that the Company then intends to issue (the “Offered New Shares”), all of the material terms, including the price upon which the Company proposes to issue the Offered New Shares and stating that the Purchasers shall have the right to purchase the Offered New Shares in the manner specified in this Article VII for the same price per share and in accordance with the same terms and conditions specified in such Notice of Proposed Issuance.

(b) During the ten (10) consecutive business day period commencing on the date the Company delivers to all of the Purchasers the Notice of Proposed Issuance (the “Ten Day Period”) in accordance with Article VII hereof, the Purchasers shall have the option to purchase Offered New Shares at the same price per share and upon the same terms and conditions specified in the Notice of Proposed Issuance. Each Purchaser electing to purchase Offered New Shares must give written notice of its election to the Company prior to the expiration of the Ten Day Period and if a Purchaser has not given written notice within the Ten Day Period, such Purchaser shall be deemed to have rejected his, her or its right to purchase the Offered New Shares. If the Offered New Shares are being offered as a part of an investment unit together with debt or other instruments, any election by a Purchaser to purchase Offered New Shares shall also constitute an election to purchase a like portion of such debt or other instruments. Each Purchaser shall have the right to condition his, her or its purchase of the Offered New Shares upon the closing of the sale of the balance of the Offered New Shares.

(c) Each Purchaser shall have the right to purchase that number of the Offered New Shares as shall be equal to the number of the Offered New Shares multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock represented by the Company Securities then owned by such Purchaser on a Fully Diluted Basis and the denominator of which shall be the aggregate number of shares of Common Stock represented by the Company Securities then owned by all of the Holders on a Fully Diluted Basis. The amount of such Offered New Shares that each Purchaser is entitled to purchase under this Article VII shall be referred to as its “Proportionate Share.”

(d) No Purchaser shall have any right of oversubscription.

(e) If some or all of the Offered New Shares have not been purchased by the Purchasers pursuant to paragraphs (a)-(d) hereof, then the Company shall have the right, until the expiration of one hundred eighty (180) days commencing on the first day immediately following the expiration of the Ten Day Period, to issue such remaining Offered New Shares to one or more third parties at not less than, and on terms on the whole no more favorable in any material respect to the purchasers thereof than, the price and terms specified in the Notice of Proposed Issuance. If for any reason the Offered New Shares are not issued within such period and at such price and on such terms, the right to issue in accordance with the Notice of Proposed Issuance shall expire and the provisions of this Agreement shall continue to be applicable to the Offered New Shares.

(f) The Notice of Proposed Issuance will specify the place, time and date of the consummation of the purchase of the Offered New Shares.

(g) The Purchasers not exercising their rights under this Article VII who hold a majority of the Common Stock held by all of the Purchasers not exercising their rights under this Article VII (calculated on a Fully Diluted Basis) may waive, either prospectively or retrospectively, any and all rights arising under this Article VII with respect to the issuance of any New Securities to any Person, and any such waiver shall be effective as to all Purchasers not exercising their rights under this Article VII.

(h) The Company may proceed with the issuance of New Securities without first following procedures in Article VII(a)-(f) above, provided that (i) the purchaser of such New Securities agrees in writing to take such New Securities subject to the provisions of this Article VII(h), and (ii) within ten (10) days following the issuance of such New Securities, the Company or the purchaser of the New Securities undertakes steps substantially similar to those in Article VII(a)-(f) above to offer to all Purchasers the right to purchase from the Company or from the purchaser of such New Securities a pro rata portion of such New Securities, or additional New Securities, or securities equivalent to the New Securities in all material respects at the same price and on the same terms applicable to the purchaser’s purchase thereof, to the extent necessary to provide the Purchasers with substantially the same dilution protection offered by this Article VII as if the procedures set forth in Article VII(a)-(f) had been followed prior to the issuance of such New Securities.

(i) Notwithstanding the foregoing, no Preferred Stock Holder shall have any rights under this Article VII if such Preferred Stock Holder has sold more than seventy-five percent (75%) of the Company Securities held by such Preferred Stock Holder (together with holdings of any affiliates of such Preferred Stock Holder) on the date hereof.

(j) The rights set forth in this Article VII shall terminate upon a Qualified Public Offering.

ARTICLE VIII

SECTION 8.1    Investor Information Requirements.    The Company hereby agrees that so long as an Investor holds more than fifty percent (50%) of the Company Securities held by such Investor (including those Company Securities to be issued to such Investor pursuant to such Investor’s Subscription Agreement) as of the date of this Agreement (each a “Qualified Investor”), the Company shall comply with the following provisions:

(a) Annual Statements. Within one-hundred twenty (120) days after the close of each fiscal year of the Company, commencing with the fiscal year ending on December 31, 2002, the Company will deliver to each Qualified Investor audited consolidated and consolidating balance sheets and statements of income and retained earnings and of cash flows of the Company, which annual financial statements shall show the financial condition of the Company as of the close of such fiscal year and the results of the Company’s operations during such fiscal year. Each of the financial statements delivered in accordance with this Section 7.1 shall be certified without qualification by the accounting firm auditing the same to have been prepared in accordance with GAAP except as specifically disclosed therein. The Company shall also deliver to each Qualified Investor simultaneously with the delivery of such annual financial statements a copy of the so called “management letter” issued by the auditors in connection with such annual financial statements.

(b) Quarterly Statements. Within thirty (30) days after the end of each of the first three quarters of the fiscal quarter, commencing with the quarter ending March 31, 2003, the Company will deliver to each Qualified Investor financial statements, including an unaudited profit and loss statement and an unaudited balance sheet as of the end of such fiscal quarter, prepared in accordance with GAAP.

(c) The rights set forth in this Article VIII shall terminate upon a Qualified Public Offering.

ARTICLE IX

ASSIGNABILITY

This Agreement and all of the provisions hereof may (subject to the next following sentence) be assigned by any Investor or Series A Holder to, and, upon such assignment, shall inure to the benefit of, any purchaser, transferee or assignee, and any such purchaser, transferee or assignee shall take such shares of Company securities subject to, and shall be bound by, the terms of this Agreement; provided in each instance that the transferee or assignee of such rights assumes in writing the obligations of such Investor or Series A Holder in respect of such shares under this Agreement. No such assignment may be made of less than 11,625 shares of Company Securities (as adjusted for stock splits, recapitalizations and other similar events) without the prior written consent of the Company. However, in any case, the Company shall not be required to recognize any such purchaser, transferee or assignee as an “Investor” or “Series A Holder”, as the case may be, under this Agreement unless and until either (i) such person becomes the holder of record of the Company Securities so assigned or (ii) the Company receives written notice of such assignment and (iii) such person executes and delivers to the Company a counter-part signature page to this Agreement. A Founder may assign any of such Founder’s rights hereunder (a) with the prior written consent of the Majority Investors or (b) in connection with such Founder’s transfer of Company Securities to such Founder’s Family Members for bona fide estate planning purposes or in connection with a court-approved divorce decree provided that (i) the transferee shall hold such Company Securities subject to the same restrictions applicable to its transferor hereunder and shall agree in writing to be bound by the terms of the Agreement, and (ii) the Founder retains voting control over all of the Company Securities subject to such transfer.

ARTICLE X

MISCELLANEOUS

SECTION 10.1    Waivers; Amendments; Additional Parties.

(a) Except as otherwise set forth herein, the rights and obligations of the Company and all other parties hereto under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely) or amended if and only if such waiver or amendment is consented to in writing by the Company and by the Holders holding a majority of the Registrable Securities determined on a Fully Diluted Basis; provided, however, that if any amendment would materially and adversely modify the rights of one or more Holders (the “Adversely Affected Holder”) in a way that is different from its effect on other Holders, such amendment shall not be effective as to any Adversely Affected Holder unless consented to by a majority in interest of the Adversely Affected Holders determined on a Fully Diluted Basis. Each Holder shall be bound by any amendment or waiver effected in accordance with this Section, whether or not such Holder has consented to such amendment or waiver. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders who have not previously consented thereto in writing.

(b) If approved by the Board, any Person who purchases shares of Series B Preferred Stock may, by executing a Series B Investor Signature Page in the form attached hereto, become an “Investor” (and shall be entitled to all of the rights and subject to all of the obligations of an Investor hereunder) (each such Person, a “New Investor”) without the consent of any party hereto other than the Company. Promptly following the execution of a Series B Investor Signature Page by any New Investor, the Company shall cause Schedule A to be revised to reflect the addition of such New Investor as an Investor. The Company shall provide each Investor written notice of the addition of such New Investor as an Investor, which notice shall include a copy of Schedule A as revised.

SECTION 10.2    Successors and Assigns.    Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

SECTION 10.3    Entire Agreement.    This Agreement constitutes the full and entire understanding and agreement of the parties with regard to the subjects hereof and supersedes in their entirety all other or prior agreements, whether oral or written, with respect thereto, including without limitation Section 3(c) of the Subscription Agreement dated May 21, 2001 among the Company, Maurice Zauderer, Zauderer Family Trust, Louis Zauderer, Deepak M. Sahasrabudhe, Vaccinex (Ontario), L.P., and Trust fbo Pan Atlantic Bank & Trust Ltd and other Investors which Section 3(c) is hereby terminated in its entirety.

SECTION 10.4    Notices.    All demands, notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be personally delivered or sent by facsimile machine (with a confirmation copy sent by one of the other methods authorized in this Section), reputable commercial overnight delivery service (including Federal Express and U.S. Postal Service overnight delivery service) or, deposited with the U.S. Postal Service mailed first class, registered or certified mail, postage prepaid, as set forth below:

If to the Company, addressed to:

Vaccinex, Inc.

1895 Mt. Hope Avenue

Rochester, New York 14620

USA

Attn: President

Fax: 1-585-271-2765

with a copy to:

Edwards & Angell, LLP

101 Federal Street

Boston, Massachusetts

02110 USA

Attn: Albert L. Sokol, Esq.

If to any Holder, to it at its address specified on Schedule A.

Notices shall be deemed given upon the earlier to occur of (i) receipt by the party to whom such notice is directed; (ii) if sent by facsimile machine, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) such notice is sent if sent (as evidenced by the facsimile confirmed receipt) prior to 5:00 p.m. Eastern Time and, if sent after 5:00 p.m. Eastern Time, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) after which such notice is sent; (iii) on the first business day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following the day the same is deposited with the commercial courier if sent by commercial overnight delivery service; or (iv) the fifth day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following deposit thereof with the U.S. Postal Service as aforesaid. Each party, by notice duly given in accordance therewith may specify a different address for the giving of any notice hereunder.

SECTION 10.5    Governing Law.    This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York (without giving effect to any conflicts or choice of laws provisions thereof that would cause the application of the domestic substantive laws of any other jurisdiction).

SECTION 10.6    Consent To Jurisdiction.

(a) SUBJECT TO THE PROVISIONS OF SECTION 10.9, EACH OF THE PARTIES HERETO HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ALL STATE AND FEDERAL COURTS LOCATED IN ROCHESTER, NEW YORK, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING, WITHOUT LIMITATION, ANY PROCEEDING RELATING TO ANCILLARY MEASURES IN AID OF ARBITRATION, PROVISIONAL REMEDIES AND INTERIM RELIEF, OR ANY PROCEEDING TO ENFORCE ANY ARBITRAL DECISION OR AWARD. EACH PARTY HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS TO BRING ANY SUIT, ACTION OR OTHER PROCEEDING IN OR BEFORE ANY COURT OR TRIBUNAL OTHER THAN THE COURTS DESCRIBED ABOVE AND COVENANTS THAT IT SHALL NOT SEEK IN ANY MANNER TO RESOLVE ANY DISPUTE OTHER THAN AS SET FORTH IN THIS SECTION 10.6 OR TO CHALLENGE OR SET ASIDE ANY DECISION, AWARD OR JUDGMENT OBTAINED IN ACCORDANCE WITH THE PROVISIONS HEREOF.

(b) EACH OF THE PARTIES HERETO HEREBY EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE TO VENUE, INCLUDING, WITHOUT LIMITATION, THE INCONVENIENCE OF SUCH FORUM, IN ANY OF SUCH COURTS. IN ADDITION, EACH OF THE PARTIES CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE OR ANY MANNER IN WHICH NOTICES MAY BE DELIVERED HEREUNDER IN ACCORDANCE WITH SECTION 10.4 OF THIS AGREEMENT.

SECTION 10.7    Equitable Remedies.    The parties hereto agree that irreparable harm would occur in the event that any of the agreements and provisions this Agreement were not performed fully by the parties hereto in accordance with their specific terms or conditions or were otherwise breached, and that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties hereto in the event that this Agreement is not performed in accordance with its terms or conditions or is otherwise breached. It is accordingly hereby agreed that the parties hereto shall be entitled to an injunction or injunctions to restrain, enjoin and prevent breaches of this Agreement by the other parties and to enforce specifically such terms and provisions of this Agreement, such remedy being in addition to and not in lieu of, any other rights and remedies to which the other parties are entitled to at law or in equity.

SECTION 10.8    WAIVER OF JURY TRIAL.    WITHOUT LIMITING THE PROVISIONS OF SECTION 10.9 RELATING TO ARBITRATION EACH OF THE PARTIES HERETO HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT IN CONNECTION WITH THIS AGREEMENT, ANY OF THE RELATED AGREEMENTS, DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

SECTION 10.9    Alternative Dispute Resolution.    Any controversy, dispute or claim arising out of or in connection with or relating to this Agreement, or the breach, termination or validity hereof or any transaction contemplated hereby (any such controversy, dispute or claim being referred to as a “Dispute”) shall be finally settled by arbitration conducted expeditiously in accordance with the Commercial Arbitration Rules then in force (the “AAA Rules”) of the American Arbitration Association (the “AAA”). There shall be a panel of three arbitrators who shall be appointed pursuant to AAA procedures, in each case, within fifteen (15) business days following receipt by the respondent(s) of a demand for arbitration in any such proceeding. Each of the arbitrators shall be an attorney with no less than fifteen (15) years’ experience in the practice of business law (preferably with experience in the acquisition and financing of businesses such as those engaged in by the Company and the Subsidiaries at the time such dispute arises) who shall not have performed any services for any of the parties or person controlled by any of the parties for a period of five years prior to the date the demand for arbitration is received by the respondent(s). Any arbitration pursuant to this Section shall take place in Rochester, New York. A final award shall be rendered as soon as reasonably possible and, in any event, within ninety (90) days of the appointment of the panel of arbitrators;

provided, however, that if the arbitrators determine by majority vote that fairness so requires, such ninety (90) day period may be extended by no more than sixty (60) additional days. The parties agree that the arbitrators shall have the right and power to shorten the length of any notice periods or other time periods provided in the AAA Rules and to implement Expedited Procedures under the AAA Rules in order to ensure that the arbitration process is completed within the time frames provided herein. The arbitration decision or award shall be reasoned and in writing. Judgment on the decision or award rendered by the arbitrators may be entered and specifically enforced in any court having jurisdiction thereof. Notwithstanding the provisions of Section 10.5, any arbitration held pursuant to the provisions of the Section shall be governed by the Federal Arbitration Act. All arbitrations commenced pursuant to this Agreement while any other arbitration hereunder shall be in progress shall be consolidated and heard by the initially constituted panel of arbitrators.

SECTION 10.10    No Third Party Beneficiary.    There are no third party beneficiaries of this Agreement.

SECTION 10.11    Expenses.    Following the date of this Agreement, except for the payment of the Registration Expenses set forth in Section 2.3, the parties to this Agreement hereby agree that each party shall pay all fees, costs and expenses incurred by such party or on such party’s behalf in connection with this Agreement.

SECTION 10.12    Severability.    Titles and Subtitles: Gender; Singular and Plural; Counterparts; Facsimile.

(a) In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

(b) The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

(c) The use of any gender in this Agreement shall be deemed to include the other genders, and the use of the singular in this Agreement shall be deemed to include the plural (and vice versa), wherever appropriate.

(d) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together constitute one instrument.

(e) Counterparts of this Agreement (or applicable signature pages hereof) that are manually signed and delivered by facsimile transmission shall be deemed to constitute signed original counterparts hereof and shall bind the parties signing and delivering in such manner.

IN WITNESS WHEREOF, this Agreement has been executed as of the date set forth first above.

COMPANY: VACCINEX, INC.

By:	/s/ Maurice Zauderer
Name: Maurice Zauderer
Title: President and CEO

Schedule A

List of Holders

Names and Addresses of Investors

Monte Bricker [Address]	John E. Mooney Defined Benefit Plan [Address]

Jeffrey Cerini [Address]	Tulkin-Kapchan Revocable Trust UDT [Address]

Marilyn J. Eichelberger [Address]	Pan Atlantic Bank and Trust Limited Musson Building, 3rd Floor Hincks Street, P.O. Box 982 Bridgetown, Barbados, West Indies Attn: Mr. Anscele Payne

Paul Feldman [Address]	Vaccinex 2002 L.P. BCE Place, 181 Bay Street, Suite 250 Toronto, Ontario Canada M5J 2T3

Names and Addresses of Series A Investors

Deepak M. Sahasrabudhe [Address]	Pan Atlantic Bank and Trust Limited Musson Building, 3rd Floor Hincks Street, P.O. Box 982 Bridgetown, Barbados, West Indies Attn: Mr. Anscele Payne

Louis Zauderer [Address]

Name and Addresses of Founders
Maurice Zauderer [Address]	Deepak M. Sahasrabudhe [Address]

Name and Addresses of Common Stock Holders
Zauderer Family Trust [Address]	Vaccinex (Ontario), L.P. BCE Place, 181 Bay Street, Suite 250 Toronto, Ontario Canada M5J 2T3

Schedule A

Updated List of Holders as of September 4, 2003

Names and Addresses of Investors
Monte Bricker [Address]	Paul Feldman [Address]	Tulkin-Kapchan Revocable Trust UDT [Address]

Jeffrey Cerini [Address]	William Hoffman [Address]	John E. Mooney Defined Benefit Plan [Address]

Marilyn J. Eichelberger [Address]	Kathleen Mooney [Address]	Vaccinex 2002 L.P. BCE Place, 181 Bay Street, Suite 250 Toronto, Ontario Canada M5J 2T3

Jeremy Fineberg [Address]		Pan Atlantic Bank and Trust Limited Musson Building, 3rd Floor Hincks Street, P.O. Box 982 Bridgetown, Barbados, West Indies Attn: Mr. Anscele Payne

Names and Addresses of Series A Investors

Deepak M. Sahasrabudhe [Address]		Pan Atlantic Bank and Trust Limited Musson Building, 3rd Floor Hincks Street, P.O. Box 982 Bridgetown, Barbados, West Indies Attn: Mr. Anscele Payne

Louis Zauderer [Address]

Name and Addresses of Founders
Maurice Zauderer [Address]		Deepak M. Sahasrabudhe [Address]

Name and Addresses of Common Stock Holders
Zauderer Family Trust [Address]		Vaccinex (Ontario), L.P. BCE Place, 181 Bay Street, Suite 250 Toronto, Ontario Canada M5J 2T3

Series B Investor Signature Page

FIRST AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

By executing this page in the space provided, the undersigned Person hereby agrees that (i) such Person is an “Investor” as defined in the First Amended and Restated Investor Rights Agreement dated as of the date set forth in the introductory paragraph on the first page thereto among Vaccinex, Inc. and the persons listed on Schedule A thereto, (ii) such Person is a party to the First Amended and Restated Investor Rights Agreement for all purposes, and (iii) such Person is bound by all terms and conditions of the First Amended and Restated Investor Rights Agreement.

INDIVIDUAL INVESTOR:

Name of Investor (Print or Type)

Signature of Investor

ENTITY INVESTOR:

Pan Atlantic Bank and Trust Limited Name of Entity (Print or Type)

By:	/s/ Anscele R.B. Payne
Signature of Authorized Officer

Anscele R.B. Payne, Managing Director Name and Title of Authorized Officer (Print or Type)

[Investor Signature Page to Vaccinex, Inc. First Amended and Restated Investor Rights Agreement]

Series B Investor Signature Page

INVESTOR RIGHTS AGREEMENT

By executing this page in the space provided, the undersigned Person hereby agrees that (i) such Person is an “Investor” as defined in the Investor Rights Agreement dated as of the date set forth on the Company’s signature page thereto among Vaccinex, Inc. and the persons listed on Schedule A thereto, (ii) such Person is a party to the Investor Rights Agreement for all purposes, and (iii) such Person is bound by all terms and conditions of the Investor Rights Agreement.

INDIVIDUAL INVESTOR:

William Hoffman
Name of Investor (Print or Type)

/s/ William Hoffman
Signature of Investor

ENTITY INVESTOR:

Name of Entity (Print or Type)

By:
Signature of Authorized Officer

Name and Title of Authorized Officer (Print or Type)

[Investor Signature Page to Vaccinex, Inc. Investor Rights Agreement]

Series B Investor Signature Page

INVESTOR RIGHTS AGREEMENT

By executing this page in the space provided, the undersigned Person hereby agrees that (i) such Person is an “Investor” as defined in the Investor Rights Agreement dated as of the date set forth on the Company’s signature page thereto among Vaccinex, Inc. and the persons listed on Schedule A thereto, (ii) such Person is a party to the Investor Rights Agreement for all purposes, and (iii) such Person is bound by all terms and conditions of the Investor Rights Agreement.

INDIVIDUAL INVESTOR:

Jeremy Fineberg
Name of Investor (Print or Type)

/s/ Jeremy Fineberg
Signature of Investor

ENTITY INVESTOR:

Name of Entity (Print or Type)

By:
Signature of Authorized Officer

Name and Title of Authorized Officer (Print or Type)

[Investor Signature Page to Vaccinex, Inc. Investor Rights Agreement]

Series B Investor Signature Page

FIRST AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

By executing this page in the space provided, the undersigned Person hereby agrees that (i) such Person is an “Investor” as defined in the First Amended and Restated Investor Rights Agreement dated as of the date set forth in the introductory paragraph on the first page thereto among Vaccinex, Inc. and the persons listed on Schedule A thereto, (ii) such Person is a party to the First Amended and Restated Investor Rights Agreement for all purposes, and (iii) such Person is bound by all terms and conditions of the First Amended and Restated Investor Rights Agreement.

INDIVIDUAL INVESTOR:

Name of Investor (Print or Type)

Signature of Investor

ENTITY INVESTOR:

Vaccinex 2002 L.P.
by its General Partner Vaccinex GP Ltd.
Name of Entity (Print or Type)

By:	/s/ Henry Fenig
Signature of Authorized Officer

Henry Fenig, Vice President
Name and Title of Authorized Officer (Print or Type)

[Investor Signature Page to Vaccinex, Inc. First Amended and Restated Investor Rights Agreement]

Series B Investor Signature Page

FIRST AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

By executing this page in the space provided, the undersigned Person hereby agrees that (i) such Person is an “Investor” as defined in the First Amended and Restated Investor Rights Agreement dated as of the date set forth in the introductory paragraph on the first page thereto among Vaccinex, Inc. and the persons listed on Schedule A thereto, (ii) such Person is a party to the First Amended and Restated Investor Rights Agreement for all purposes, and (iii) such Person is bound by all terms and conditions of the First Amended and Restated Investor Rights Agreement.

INDIVIDUAL INVESTOR:

Kathleen Mooney
Name of Investor (Print or Type)

/s/ Kathleen Mooney
Signature of Investor

ENTITY INVESTOR:

Name of Entity (Print or Type)

By:
Signature of Authorized Officer

Name and Title of Authorized Officer (Print or Type)

[Investor Signature Page to Vaccinex, Inc. First Amended and Restated Investor Rights Agreement]

Series A Holder Signature Page

FIRST AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

By executing this page in the space provided, the undersigned Person hereby agrees that (1) such Person is a “Series A Holder” as defined in the First Amended and Restated Investor Rights Agreement dated as of the date set forth in the introductory paragraph on the first page thereto among Vaccinex, Inc. and the persons listed on Schedule A thereto, (ii) such Person is a party to the First Amended and Restated Investor Rights Agreement for all purposes, and (iii) such Person is bound by all terms and conditions of the First Amended and Restated Investor Rights Agreement.

INDIVIDUAL INVESTOR:

Deepak M. Sahasrabudhe
Name of Investor (Print or Type)

/s/ Deepak M. Sahasrabudhe
Signature of Investor

ENTITY INVESTOR:

Name of Entity (Print or Type)

By:
Signature of Authorized Officer

Name and Title of Authorized Officer (Print or Type)

[Series A Holder Signature Page to Vaccinex, Inc. First Amended and Restated Investor Rights Agreement]

Series A Holder Signature Page

FIRST AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

By executing this page in the space provided, the undersigned Person hereby agrees that (1) such Person is a “Series A Holder” as defined in the First Amended and Restated Investor Rights Agreement dated as of the date set forth in the introductory paragraph on the first page thereto among Vaccinex, Inc. and the persons listed on Schedule A thereto, (ii) such Person is a party to the First Amended and Restated Investor Rights Agreement for all purposes, and (iii) such Person is bound by all terms and conditions of the First Amended and Restated Investor Rights Agreement.

INDIVIDUAL INVESTOR:

Name of Investor (Print or Type)

Signature of Investor

ENTITY INVESTOR:

Pan Atlantic Bank and Trust Limited
Name of Entity (Print or Type)

By:	/s/ Anscele R.B. Payne
Signature of Authorized Officer

Anscele R.B. Payne, Managing Director
Name and Title of Authorized Officer (Print or Type)

[Series A Holder Signature Page to Vaccinex, Inc. First Amended and Restated Investor Rights Agreement]

Founder Signature Page

FIRST AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

By executing this page in the space provided, the undersigned Person hereby agrees that (1) such Person is a “Founder” as defined in the First Amended and Restated Investor Rights Agreement dated as of the date set forth in the introductory paragraph on the first page thereto among Vaccinex, Inc. and the persons listed on Schedule A thereto, (ii) such Person is a party to the First Amended and Restated Investor Rights Agreement for all purposes, and (iii) such Person is bound by all terms and conditions of the First Amended and Restated Investor Rights Agreement.

/s/ Deepak Sahasrabudhe
Name: Deepak Sahasrabudhe
(Print or Type)

[Founder Signature Page to Vaccinex, Inc. First Amended and Restated Investor Rights Agreement]

Founder Signature Page

FIRST AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

By executing this page in the space provided, the undersigned Person hereby agrees that (1) such Person is a “Founder” as defined in the First Amended and Restated Investor Rights Agreement dated as of the date set forth in the introductory paragraph on the first page thereto among Vaccinex, Inc. and the persons listed on Schedule A thereto, (ii) such Person is a party to the First Amended and Restated Investor Rights Agreement for all purposes, and (iii) such Person is bound by all terms and conditions of the First Amended and Restated Investor Rights Agreement.

/s/ Maurice Zauderer
Name: Maurice Zauderer
(Print or Type)

[Founder Signature Page to Vaccinex, Inc. First Amended and Restated Investor Rights Agreement]

Common Stockholder Signature Page

FIRST AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

By executing this page in the space provided, the undersigned Person hereby agrees that (i) such Person holds Common Stock of the Vaccinex, Inc., (ii) such Person understands and consents to the provisions of Section 10.3 of the First Amended and Restated Investor Rights Agreement dated as of the date set forth in the introductory paragraph of the first page thereto among Vaccinex, Inc. and the persons listed on Schedule A thereto, and (iii) such Person is bound by all terms and conditions of the First Amended and Restated Investor Rights Agreement.

INDIVIDUAL INVESTOR:

Name of Investor (Print or Type)

Signature of Investor

ENTITY INVESTOR:

Vaccinex (Ontario), L.P.
by its General Partner Vaccinex GP Ltd.
Name of Entity (Print or Type)

By:	/s/ Henry Fenig
Signature of Authorized Officer

Henry Fenig, Vice President
Name and Title of Authorized Officer (Print or Type)

[Common Stockholder Signature Page to Vaccinex, Inc. First Amended and Restated Investor Rights Agreement]